Exhibit 99.7

Execution Copy

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of July 10, 2008, by CombiMatrix Corporation (the “Company”) and CombiMatrix Molecular Diagnostics, Inc. (“CombiMatrix Molecular”, and together with the Company, the “Grantor”) in favor of YA Global Investments, L.P. (the “Secured Party”).

RECITALS:

A.            Reference is made to the Security Agreement, dated as of the date hereof, between the Grantor and the Secured Party (as may be amended and supplemented from time to time, collectively, the “Security Agreement”).

B.            The Secured Party has extended financial accommodations to the Company, pursuant to the Convertible Debentures or otherwise, and the Grantor will directly benefit from the extension of such financial accommodation and the Grantor acknowledges that without this Agreement, the Secured Party would not be willing to enter into the transaction documents related to such financial accommodations.

C.            The Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Grantor.

NOW THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Definitions.

(a)           Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New Jersey; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New Jersey, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

(b)           Definition of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined in this Agreement,  including its preamble and recitals, shall have the meanings set forth in the Security Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Copyrights” shall mean all copyrights, copyright applications and like protections in each work of authorship or derivative work thereof of the Grantor, whether registered or unregistered, whether published or unpublished and whether or not constituting a trade secret, including, without limitation, the United States copyright registrations listed on EXHIBIT A annexed hereto and made a part hereof, together with any goodwill of the business connected with, and symbolized by, any of the foregoing.

“Copyright Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to the Grantor of any right under any Copyright, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

“Copyright Office” shall mean the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

“IP Collateral” shall have the meaning assigned to such term in Section 2 of this Agreement.

“Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and any other license providing for the grant by or to the Grantor of any right under any IP Collateral.

“Patents” shall mean all patents and applications for patents of the Grantor, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents including, without limitation, the United States patent registrations listed on EXHIBIT B annexed hereto and made a part hereof.

“Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to the Grantor of any right under any Patent, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

“PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

“Trademarks” shall mean all trademarks, trade names, corporate names, Grantor names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of the Grantor, whether registered or unregistered, including, without limitation, the United States trademark registrations listed on EXHIBIT C annexed hereto and made a part hereof, together with any goodwill of the business connected with, and symbolized by, any of the foregoing.

“Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to the Grantor of any right under any Trademark, including, without limitation, the agreements listed on EXHIBIT C annexed hereto and made a part hereof.

SECTION 2.         Grant of Security Interest.  In furtherance and as confirmation of the security interest granted by the Grantor to the Secured Party under the Security Agreement, and as further security for the payment or performance in full of the Obligations, the Grantor hereby grants to the Secured Party a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence and during the continuance of an Event of Default), in all of the present and future right, title and interest of the Grantor in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”):

(a)            All Copyrights and Copyright Licenses;

(b)           All Patents and Patent Licenses;

(c)            All Trademarks and Trademark Licenses;

(d)           All other Licenses;

(e)            All renewals of any of the foregoing;

(f)            All trade secrets, know-how and other proprietary information; works of authorship and other copyright works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and any Licenses in any of the foregoing, and all other IP Collateral and proprietary rights;

(g)           All General Intangibles connected with the use of, or related to, any and all IP Collateral (including, without limitation, all goodwill of the Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all IP Collateral and the use thereof);

(h)           All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

(i)             The right to sue for past, present and future infringements, misappropriations, and dilutions of any of the foregoing; and

(j)             All of the Grantor’s rights corresponding to any of the foregoing throughout the world.

Notwithstanding the foregoing, the IP Collateral shall not include any Licenses from third parties which are non-assignable by their terms and the grant of security interest in which would cause the Grantor to be in violation or breach of such License, or cause such License to be void.

SECTION 3.         Protection of IP Collateral By Grantor.  Except as set forth below in this Section 3, the Grantor shall undertake the following with respect to each of the items respectively described in Sections 2(a), (b), (c), (d), (e), (f) and (g):

(a)          Pay all renewal fees and other fees and costs associated with maintaining the IP Collateral and with the processing and prosecution of the IP Collateral and take all other steps reasonably necessary to maintain each registration of the IP Collateral.

(b)          Take all actions reasonably necessary to prevent any of the IP Collateral from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way.

(c)          At the Grantor’s sole cost, expense, and risk, pursue the processing and prosecution of each application for registration which is the subject of the security interest created herein and not abandon or delay any such efforts.

(d)          At the Grantor’s sole cost, expense, and risk, take any and all action which the Grantor reasonably deem necessary or desirable under the circumstances to protect the IP Collateral from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.

(e)          Notwithstanding the foregoing, the Grantor shall not be obligated to undertake the actions enumerated in Section 3(a), (b), (c) and (d) with regard to one or more parts of the IP Collateral if the Grantor obtains the prior written consent of the Secured Party to forgo such actions,  which consent shall not, provided that no Event of Default has occurred and remains uncured, be unreasonably withheld, conditioned or delayed.  The Grantor acknowledges and agrees that the Secured Party’s consent under this Section 3 in one or more instances with respect to one or more parts of the IP Collateral shall not be deemed to be a general or continuing waiver of the provisions of this Section 3 and each such consent, if any, shall relate solely to the specific portion of the IP Collateral set forth in such written consent. Further, the Secured Party agrees that the Grantor shall not be responsible for the costs and expenses incurred by the Secured Party in evaluating such requests from the Grantor

SECTION 4.         Grantor’s Representations and Warranties.  In addition to any representations and warranties contained in any of the other Transaction Documents, the Grantor represents and warrants that:

(i)             EXHIBIT A is a true, correct and complete list of all United States Copyright registrations owned by the Grantor and all Copyright Licenses to which the Grantor is a party as of the date hereof.

(ii)            EXHIBIT B is a true, correct and complete list of all United States Patents owned by the Grantor and all Patent Licenses to which the Grantor is a party as of the date hereof.

(iii)           EXHIBIT C is a true, correct and complete list of all United States Trademark registrations owned by the Grantor and all Trademark Licenses to which the Grantor is a party as of the date hereof.

(iv)          Except as set forth in EXHIBITS A, B and C, none of the IP Collateral owned by the Grantor is the subject of any licensing or franchise agreement pursuant to which the Grantor is the licensor or franchisor as of the date hereof.

(v)           The Grantor shall not transfer or otherwise encumber any interest in the IP Collateral, except for non-exclusive licenses granted by the Grantor in the ordinary course of business, as set forth in this Agreement, or Permitted Liens.

(vi)          The Grantor owns, or is licensed to use, all IP Collateral in connection with the conduct of its business.  No claim has been asserted and is pending by any person challenging or questioning the use by the Grantor of any of its IP Collateral, or the validity or effectiveness of any of its IP Collateral.  The Grantor considers that the use by the Grantor of the IP Collateral does not infringe the rights of any person in any material respect.  No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of, or a Grantor’s rights in, any IP Collateral in any material respect.

(vii)         Performance of this Agreement does not conflict with or result in a breach of any material agreement to which the Grantor is bound.

(viii)        The Grantor shall, on a monthly basis, provide the Secured Party with written notice, in reasonable detail, of any of the following events that have occurred during the prior month:

(A)         The Grantor’s obtaining rights to, or being issued a registration in or receiving an issuance of, any new IP Collateral, or otherwise acquiring ownership of any registered IP Collateral (other than the acquisition by the Grantor of the right to sell products containing the trademarks of others in the ordinary course of the Grantor’s business).

(B)          The Grantor becoming entitled to the benefit of any registered IP Collateral whether as licensee or licensor (other than commercially available off the shelf computer programs, products or applications and the Grantor’s right to sell products containing the trademarks of others in the ordinary course of the Grantor’s business).

(C)          The Grantor entering into any new Licenses with respect to the IP Collateral (other than commercially available off the shelf computer programs, products or applications and the Grantor’s right to sell products containing the trademarks of others in the ordinary course of the Grantor’s business).

(D)          The Grantor’s knowing, or having reason to know, that any registration relating to any IP Collateral may, other than as provided in SECTION 3 above, become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO, the Copyright Office or any court or tribunal) regarding the Grantor’s ownership of, or the validity or enforceability of, any IP Collateral or the Grantor’s right to register the same or to own and maintain the same.

SECTION 5.         Agreement Applies to Future IP Collateral.

(a)            The provisions of this Agreement shall automatically apply to any such additional property or rights described in Section 4(viii) above, all of which shall be deemed to be and treated as “IP Collateral” within the meaning of this Agreement.  Upon the acquisition by the Grantor of any additional IP Collateral, the Grantor shall promptly deliver to the Secured Party an updated EXHIBIT A, B, and/or C (as applicable) to this Agreement and hereby authorizes the Secured Party to file, at the Grantor’s expense, such updated Exhibit as set forth in Section 5(b).

(b)           The Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party’s security interest in any IP Collateral (including, without limitation, filings with the PTO, the Copyright Office or any similar office), and the Grantor hereby constitutes the Secured Party as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed; provided, however, that the Secured Party’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

(c)            The Grantor authorizes and requests that the Copyright Office and the PTO record this Agreement, any amendments thereto or copies thereof.

SECTION 6.         Grantor’s Rights To Enforce IP Collateral.  Prior to the occurrence of an Event of Default, the Grantor shall have the exclusive right to sue for past, present and future infringement of the IP Collateral, including the right to seek injunctions and/or money damages in an effort by the Grantor to protect the IP Collateral against encroachment by third parties, provided, however, that:

(a)                                   The Grantor provides the Secured Party with written notice of the Grantor’s institution of any legal proceedings for enforcement of any IP Collateral.

(b)           Any money damages awarded or received by the Grantor on account of such suit (or the threat of such suit) shall constitute IP Collateral.

(c)                                   Upon the occurrence and during the continuance of any Event of Default, the Secured Party, by notice to the Grantor, may terminate or limit the Grantor’s rights under this Section 6.

SECTION 7.          Secured Party’s Actions To Protect IP Collateral.  In the event of the Grantor’s failure, within fifteen (15) days of the date of a written notice from the Secured Party, to cure:

(a)            Any failure by the Grantor to observe or perform any of the Grantor’s covenants, agreements or other obligations hereunder; and/or

(b)           the occurrence and continuance of any other Event of Default, the Secured Party, acting in its own name or in that of the Grantor, may (but shall not be required to) act in the Grantor’s place and stead and/or in the Secured Party’s own right in connection therewith.

SECTION 8.         Rights Upon Default.  Upon the occurrence and during the continuance of an Event of Default that has not been timely cured in accordance with Section 7, above, in addition to all other rights and remedies, the Secured Party may exercise all rights and remedies of a secured party under the UCC, with respect to the IP Collateral, in addition to which the Secured Party may sell, license, assign, transfer, or otherwise dispose of the IP Collateral, subject to those restrictions to which the Grantor is subject under applicable law and by contract.  Any person may conclusively rely upon an affidavit of an officer of the Secured Party that an Event of Default has occurred and that the Secured Party is authorized to exercise such rights and remedies.  In connection with such exercise of rights, the Secured Party shall have a non-exclusive, royalty free license to use the IP Collateral.

SECTION 9.         Secured Party As Attorney-In-Fact.

(a)          The Grantor hereby irrevocably make, constitute and appoint the Secured Party (and all officers, employees or agents designated by the Secured Party) as and for the Grantor’s true and lawful agent and attorney-in-fact, effective following the occurrence and during the continuance of any Event of Default, and in such capacity the Secured Party shall have the right, with power of substitution for the Grantor and in the Grantor’s names or otherwise, for the use and benefit of the Secured Party:

(A)          To supplement and amend from time to time EXHIBITS A, B and C of this Agreement to include any newly developed, applied for, registered, or acquired IP Collateral of the Grantor and any intent-to-use Trademark applications for which a statement of use or an amendment to allege use has been filed and accepted by the PTO.

(B)           To exercise any of the rights and powers referenced herein.

(C)           To execute all such instruments, documents, and papers as the Secured Party reasonably determines to be necessary or desirable in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the IP Collateral, subject to those restrictions to which the Grantor is subject under applicable law and by contract.

(b)           The power of attorney granted herein, being coupled with an interest, shall be irrevocable until this Agreement is terminated in writing by a duly authorized officer of the Secured Party.

(c)            The Secured Party shall not be obligated to do any of the acts or to exercise any of the powers authorized by SECTION 9(a), but if the Secured Party elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power.

SECTION 10.       Intent.  This Agreement is being executed and delivered by the Grantor for the purpose of registering and confirming the grant of the security interest of the Secured Party in the IP Collateral with the PTO and the Copyright Office.  It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement.  All provisions of the Security Agreement (including, without limitation, the rights, remedies, powers, privileges and discretions of the Secured Party thereunder) shall apply to the IP Collateral.

In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the terms of the Security Agreement shall control with respect to all other Collateral.

SECTION 11.       Further Assurances.  The Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, agreements and instruments and take all such further actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect and perfect the security interest in the IP Collateral granted pursuant to this Agreement and the rights and remedies created hereby or the validity or priority of such security interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 12.       Indemnity.  The Grantor agrees to defend, indemnify and hold harmless the Secured Party and its officers, employees, and agents against:  (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party as a result of or in any way arising out of, following or consequential to transactions between the Secured Party and the Grantor, whether under this Agreement or otherwise (including, without limitation, attorneys fees and expenses).

SECTION 13.       Release of IP Collateral.  Upon payment and performance in full of all Obligations, the Secured Party shall, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on any security interest in the IP Collateral which has been granted hereunder.

SECTION 14.       Additional Grantors. Pursuant to Section 6.13 of the Security Agreement, any subsidiary of the Grantor that was not in existence or not a subsidiary on the date of the Security Agreement is required to become a party to this Agreement.  Such subsidiary shall become a party hereunder, and grant security interests in its assets in favor of the Secured Party, with the same force and effect as if originally named herein.  The rights and obligations of the Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new subsidiaries as a party to this Agreement.

SECTION 15.       Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered to the addresses provided in the Security Agreement.

SECTION 16.       Binding Effect. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

SECTION 17.      Governing Law; Venue. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.

The parties further agree that any action between them shall be heard in Hudson County, New Jersey or Federal district courts located in Newark, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the IP Collateral and/or the Grantor in any other jurisdiction which the Secured Party deems necessary or appropriate in order to realize on the IP Collateral or to otherwise enforce the Secured Party’s rights against the Grantor or the IP Collateral.

SECTION 18.       JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO THE GRANTOR, THE GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

SECTION 19.       Severability. If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect.  Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

SECTION 20.       Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.  The Secured Party’s failure to exercise any right, remedy or option under this Agreement or other agreement between the Secured Party and the Grantor or delay by the Secured Party in exercising the same will not operate as a waiver.  No waiver by the Secured Party shall affect its right to require strict performance of this Agreement.

SECTION 21.       Liability of Grantors. The Grantor and any subsidiary that becomes a party hereto under Section 14 are and shall be jointly and severally liable for any and all Obligations.

SECTION 22.       Entire Agreement. This Agreement and the other documents or agreements delivered in connection herewith set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

SECTION 23.       Counterparts. This Agreement may be executed and delivered by exchange of facsimile signatures of the Secured Party and the Grantor, and those signatures need not be affixed to the same copy.  This Agreement may be executed in any number of counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Security Agreement as of the date first above written.

COMBIMATRIX CORPORATION

By	/s/ AMIT KUMAR
Name: Amit Kumar
Title: CEO

COMBIMATRIX MOLECULAR
DIAGNOSTICS, INC.

By	/s/ AMIT KUMAR
Name: Amit Kumar
Title: Chairman of the Board

STATE OF WASHINGTON

County of Snohomish,

On this 10th day of July, 2008, before me, the undersigned notary public, personally appeared Amit Kumar as CEO of CombiMatrix Corporation as aforesaid, proved to me through satisfactory evidence of identification, which was his driver’s license to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ LANA H. COX
(official signature and seal of notary)
My commission expires: 4/29/2011

STATE OF WASHINGTON

County of Snohomish,

On this 10 day of July, 2008, before me, the undersigned notary public, personally appeared Amit Kumar as Chairman of the Board of CombiMatrix Molecular Diagnostics, Inc. as aforesaid, proved to me through satisfactory evidence of identification, which was his driver’s license to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ LANA H. COX
(official signature and seal of notary)
My commission expires: 4/29/2011

IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Security Agreement as of the date first above written.

SECURED PARTY:

YA GLOBAL INVESTMENTS, L.P.

By:	Yorkville Advisors, LLC
Its:	Investment Manager

By:	/s/ MARK ANGELO
Name:	Mark Angelo
Title:	Portfolio Manager

EXHIBIT A

List of Copyrights and Copyright Licenses

None.

EXHIBIT B

List of Patents and Patent Licenses

GRANTED PATENTS - US

All Assigned to CombiMatrix

PATENT NO.	ISSUE DATE	TITLE	RIGHTS

6,456,942	09/24/2002	Network Infrastructure for Custom Microarray Synthesis and Analysis	CombiMatrix owns all rights therein.

6,444,111	09/03/2002	Electrochemical Solid Phase Synthesis of Polymers	Subject to security interested granted to Nanogen and a royalty thereto as part of a settlement agreement.

6,280,595	08/25/2001	Electrochemical Solid Phase Synthesis	CombiMatrix owns all rights therein.

6,093,302	07/23/2000	Electrochemical Solid Phase Synthesis	CombiMatrix owns all rights therein.

7,075,187	07/11/ 2006	Coating Material Over Electrodes To Support Organic Synthesis	CombiMatrix owns all rights therein.

7,323,320	01/29/2008	MICROARRAYS SYNTHESIS AND ASSEMBLY OF GENE-LENGTH POLYNULEOTIDES	License agreement grants an exclusive license (includes parent application and continuing applications thereof) to codon devices.

Granted Patents – Foreign

All Assigned to CombiMatrix

PATENT NO.	ISSUE DATE	TITLE	RIGHTS

AU 2003200747 (APPL. NO.)	03/08/2007	Gettering Device for Ion Capture	CombiMatrix owns all rights therein.

AU 784944	11/16/2006	Automated System and Process for Custom-Designed Biological Array Design and Analysis	CombiMatrix owns all rights therein.

EP 1 145 178	03/22/2006	A Method For Selecting Oligonucleotides Having Low Cross Hybridization	CombiMatrix owns all rights therein.

EP 1185363	06/16/2005	Self Assembling arrays	CombiMatrix owns all rights therein.

- UK 1185363	06/15/2005	Self Assembling Arrays	CombiMatrix owns all rights therein.

- FR 1185363	06/15/2005	Self Assembling Arrays	CombiMatrix owns all rights therein.

- DE 1185363	06/15/2005	Self Assembling Arrays	CombiMatrix owns all rights therein.

- SP 1185363	06/15/2005	Self Assembling Arrays	CombiMatrix owns all rights therein.

ROC 206275 (REPUBLIC OF CHINA – CN)	06/21/2004	Electrochemical Solid Phase Synthesis of Polymers	CombiMatrix owns all rights therein.

HK1020540	01/18/2002	Electrochemical Solid Phase Synthesis Of Polymers	CombiMatrix owns all rights therein.

EP 0 910 467 Austria Belgium Denmark Finland France Germany Ireland Israel Italy Luxembourg Netherlands Sweden Switzerland & Liechtenstein UK	01/03/2001	Electrochemical Solid Phase Synthesis Of Polymers	CombiMatrix owns all rights therein.

IL 127898	06/21/2006	Electrochemical Solid Phase Synthesis of Polymers	CombiMatrix owns all rights therein.

AU 734511	09/03/1997	Electrochemical Solid Phase Synthesis Of Polymers	CombiMatrix owns all rights therein.

Patent Licenses

1.               Microarray Sublicense Agreement

a.               License agreement with Abbott granting nonexclusive rights to CombiMatrix with respect to selected patent(s).

2.               Microarray Sublicense Agreement (DFKZ)

a.               License agreement with Abbott granting nonexclusive rights to CombiMatrix with respect to selected patent(s).

3.               Settlement Agreement

a.               Agreement grants security interest to Nanogen with respect to US Pat No 6,444,111, assigned to CombiMatrix.

4.               License Agreement

a.               Agreement grants exclusive rights to Codon Devices (formerly Synbio) with respect to US Pat Appl No 10/243,367, assigned to CombiMatrix. Rights include all continuing applications, reissues, reexaminations, and foreign equivalents (PCT/US03/28946), and all patents that issue thereon, which includes US Pat No 7,323,320, assigned to CombiMatrix.

DOCKET NO.	TITLE OF PATENT APPLICATION	COUNTRY	APPL. NO.
0101WO	ELECTROCHEMICAL SOLID PHASE	PCT	PCT/US97/11463
0101 AT	SYNTHESIS OF POLYMERS	- Austria	97 932 422.5 734511
0101BE		- Belgium	0910467
0101CH		- Switzerland and Liechtenstein	0910467
0101DE		- Germany	697 03 841.6-08
0101DK		- Denmark	DK/EP 0910467
0101EP		- Europe	0910467
0101ES		- Spain	0910467
0101FI		- Finland	979324225
0101FR		- France	0910467
0101GB		- Great Britain	0910467
0101GR		- Greece	979324225
0101IE		- Ireland	979324225
0101IT		- Italy	0910467
0101LU		- Luxembourg	0910467
0101NL		- Netherlands	97 932 422.5 0910467
0101SE		- Sweden	97932422.5
101CA		Canada	2,259,523
0101HK		Hong Kong	HK1020540
0101JP		Japan	505262/1998
0101JP-DIV		Japan	2006-108755
0101ZA		South Africa	97/5891
0113	ELECTRODE ARRAY DEVICE HAVING	US	10/992,252
0113-WO	AN ADSORBED POROUS REACTION LAYER	PCT	PCT/US05/41906
0113-AU		Australia	2005306437
0113-BR		Brazil	PI0518628-5
0113-CN		China	200580045724.7
0113-EU		Europe	05 849 631.6-1262
0113-IL		Israel	183418
0113-KR		Korea	10-2007-7013486
0113-SG		Singapore	200704403-5
0113-TU		Turkey	2007/05709

0116	ELECTROCHEMICAL DEBLOCKING USING A HYDRAZINE DERIVATIVE	US	10/940,858
0117	ELECTRODE ARRAY DEVICE HAVING AN ADSORBED POROUS REACTION LAYER HAVING A LINKER MOIETY	US	10/992,456

DOCKET NO.	TITLE OF PATENT APPLICATION	COUNTRY	APPL. NO.
0118	NEUTRALIZATION AND CONTAINMENT OF REDOX SPECIES PRODUCED BY CIRCUMFERENTIAL ELECTRODES	US	11/108,078
0118-WO		PCT	PCT/US0614288
0118-AU		Australia	2006236516
0118-EU		Europe	06750351.6
0118-IN		India	4395/KOLP/2007
0119	ELECTROCHEMICAL DEBLOCKING SOLUTION FOR ELECTROCHEMICAL OIGOMER SYNTHESIS ON AN ELECTRODE ARRAY	US	11/090,096
0119-WO		PCT	PCT/US06/11150
0119-AU		Australia	2006230115
0119-BR		Brazil	PI0608478-8
0119-CA		Canada	2,602,579
0119-CN		China	200680017896.8
0119-EU		Europe
0119-JP		Japan	20008-503285
0119-IL		Israel	186232
0119-KR		Korea	10-2007-7024646
0119-MX		Mexico	MX/a/2007/011815
0119-RU		Russia	2007139631
0119-TU		Turkey	237163
0122	PROCESS FOR PREPARING A MICROARRAY FOR REUSE	US	60/715,847

0122A	PROCESS OF STRIPPING A MICROARRAY FOR REUSE	US	11/499,230 Based on Provisional 60/715,847
0122-WO	(IP claims current method of stripping hybridized oligos for reuse of the array.)	PCT	PCT/US 06/35230
0122-EP		Europe	06 803 301.8
0405	ENZYME-AMPLIFIED REDOX MICROARRAY DETECTION PROCESS	US	09/944,727
0504 & 0504A	PROCESS FOR PERFOMING AN ISOLATEED Pd(0) CATALYZED REACTION ELECTROCHEMICALLY ON AN	US	60/642,011 (Provisional) 11/326,717
0504 WO	ELECTRODE ARRAY DEVICE	PCT	PCT/US06/00407
0504-JP		Japan	2007-550482
0504CIP	PROCESS FOR TRANSITION METAL-CATALYZED ELECTROCHEMICAL ALLYLIC ALKYLATION ON AN ELECTRODE ARRAY DEVICE	US	11/777,972
0505	PROCESS FOR PERFORMING AN ISOLATED Pd(II) MEDIATED OXIDATION REACTION	US	11/063,402
0505-W0	PCT	PCT	/US06/06262
0505A Cont. in Part	PROCESS FOR PERFORMING AN ISOLATED Pd(II) MEDIATED OXIDATION REACTION	US	11/295,847
0602	MICROARRAY-BASED SINGLE NUCLEOTIDE POLYMORPHISM, SEQUENCING, AND GENE EXPRESSION ASSAY METHOD	US	11/110,630
0602-WO		PCT	PCT/US2006/15323

DOCKET NO.	TITLE OF PATENT APPLICATION	COUNTRY	APPL. NO.
0604	SELECTIVE DEHYBRIDIZATION USING ELECTROCHEMICALLY-GENERATED REAGENT ON AN ELECTRODE MICROARRAY	US	11/161,607
0605	MICROARRAY HAVING A BASE CLEAVABLE SUCCINATE LINKER	US	11/229,757
0605A	RNA SEQUENCES GENERATED USING A MICROARRAY HAVING A BASE CLEAVABLE SUCCINATE LINKER	US	11/825,979
0606-CIP	MICROARRAY HAVING A BASE CLEAVABLE SULFONYL LINKER	US	11/361,160
0701	ENZYME-AMPLIFIED REDOX MICROARRAY DETECTION PROCESS	US	10/229,755
0701EP		EP	02775762.4-2209
0701 HK		Hong Kong	0411016.8
0702	PROCESS TO DETECT BINDING EVENTS ON AN ELECTRODE MICROARRAY USING ENZYMES	US	11/232479
0702-WO		PCT	PCT/US06/26616
0702-CN		China	Awaiting Filing Receipt
0702-EP		Europe	Awaiting Filing Receipt
0702-JP		Japan	Awaiting Filing Receipt
0702-SG		Singapore	Awaiting Filing Receipt
0703	PROCESS AND APPARATUS FOR MEASURING BINDING EVENTS ON A MICROARRAY OF ELECTRODES	US	11/238470
0703-WO		PCT	PCT/US06/37618
0703-CN		China	Awaiting Filing Receipt
0703-EP		Europe	Awaiting Filing Receipt
0703-JP		Japan	Awaiting Filing Receipt
0703-SG		Singapore	200802490-3
0909 WO		PCT	PCT/US/05/19501

EXHIBIT C

List of Trademarks and Trademark Licenses

CombiMatrix Molecular Diagnostics, Inc. – Trademark Chart

June 2008

Mark	Serial Number	Filing Date	Goods / Services
FULL SPECTRUM GENOME ANALYSIS	78/945,623	08/04/2006	IC 042. Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials

GENOMESCAN	78/945,626	08/04/2006	IC 005: Testing kits used in DNA-based clinical diagnostic testing IC 042: Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials.

HEMESCAN	77/001,825	09/18/2006	IC 005: Testing kits used in DNA-based clinical diagnostic testing IC 042: Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials
ATSCAN	77/419,247	03/11/2008

IC 042: Scientific research services for medical purposes, namely genetic clinical diagnostic testing and trials.
IC 044: Medical analysis services including biomolecular diagnostic testing, namely genetic testing for medical purposes.

SMARTFISH	77/077,219	01/05/2007	IC 005: Testing kits used in DNA-based clinical diagnostic testing IC 042: Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials

TUMORSCAN	77/001,816	09/18/2006	IC 005: Testing kits used in DNA-based clinical diagnostic testing IC 042: Medical, scientific and technical research services, namely, DNA-based clinical diagnostic testing and trials

Mark	Serial Number	Filing Date	Goods / Services
UROSCAN	77/001,824	09/18/2006	IC 005: Testing kits used in DNA-based clinical diagnostic testing IC 042: Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials

HERSCAN	77/139,187	03/23/2007	IC 042: Medical, scientific and technical research services, namely DNA-based clinical diagnostic testing and trials

CombiMatrix Corporation

Intellectual Property Status Report – Pending Trademark Applications

MARK	Class(es)	Country	Date Filed	Application No.
CUSTOMARRAY		Canada	09/07/2004	1,229,455
PORTRAITARRAY	1	US	12/10/2004	78/530465
HYBREADER	9	US	02/01/2008	77/387,031
COMBIMATRIX	1,5, & 9	US	03/07/2008	77/416,433

COMBIMATRIX	40 & 42	US	03/07/2008	77/416,427
POTENTIOSENSE	9	US	08/16/2008	77/449,943
HYB AND SEQ		Canada	12/02/2005	1,282,859

Granted Trademarks – US

All Assigned to CombiMatrix

REGISTRATION DATE	REGISTRATION NO.	MARK
10/11/2006	3,155,320	CUSTOMARRAY
10/17/2006	3,160,357	DESIGN-ON-DEMAND
04/10/2007	3,227,607	ELECTRASENSE
12/04/2007	3349563	HYB AND SEQ
04/08/2008	3410604	QuadroCAS

Granted Trademarks – Foreign

All Assigned to CombiMatrix

REGISTRATION DATE	REGISTRATION NO.	MARK
01/18/2007	CTM 4759445	HYB AND SEQ
06/02/2005	AU 1088944	HYB AND SEQ
04/05/2006	JP 4954925	HYB AND SEQ
01/08/2007	CTM 004759445	HYB AND SEQ
03/26/2007	AU 1147857	ELECTRASENSE
11/15/2007	CTM 005498993	ELECTRASENSE
06/07/2006	AU 1117667	QuadroCAS
08/06/2007	CTM 005123377	QuadroCAS
01/12/2007	JP 5016715	QuadroCAS
03/01/2006	CTM 004011847	CUSTOMARRAY
12/09/2005	CTM 4011839	MATRIXARRAY
05/27/2005	JP 4866506	MATRIXARRAY
04/15/2005	JP 4856367	CUSTOMARRAY
11/21/2003	CTM 001935840	COMBIMATRIX
02/08/2002	CTM 002158541	PLATFORM FOR DISCOVERY
01/28/2002	JP 4553427	COMBIMATRIX
10/29/2001	MX 7,9383	COMBIMATRIX (CLASS 9)
10/29/2001	MX 719384	COMBIMATRIX (CLASS 42)
05/08/2001	AU 855,766	COMBIMATRIX

Granted Trademarks – US

All Assigned to CombiMatrix Molecular Diagnostics, Inc.

REGISTRATION DATE	REGISTRATION NO.	MARK
08/07/2007	3277358	CMDX CMDX COMBIMATRIX MOLECULAR DIAGNOSTICS